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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 16, 1999


                            THE CHASE MANHATTAN BANK
              (formerly known as "The Chase Manhattan Bank, N.A.")
      --------------------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)



                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
      --------------------------------------------------------------------
                      (Issuer with respect to Certificates)


        New York                        33-93570                  13-2633612
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


          270 Park Avenue, New York, New York                  10017
          ----------------------------------------          ----------
          (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (212) 270-6000


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Item 5. Other Events:

        Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

        On August 16, 1999, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the monthly Statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).     Exhibits

               Exhibits               Description
               --------               -----------

               20.1 Monthly Statement to Certificateholders with respect to the August 16, 1999 distribution.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  August 27, 1999

                                      The Chase Manhattan Bank,
                                      as Servicer




                                      By: Chase Manhattan Mortgage Corporation



                                      By: /s/ Richard P. Dargan
                                          ----------------------------
                                      Name:   Richard P. Dargan
                                      Title:  Vice President


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                                               INDEX TO EXHIBITS
                                               -----------------

Exhibit No.                                    Description
-----------                                    -----------
20.1                                           Statement to Certificateholders
                                               dated August 16, 1999 delivered
                                               pursuant to Section 5.03 of the
                                               Pooling and Servicing Agreement
                                               dated as of September 1, 1995.